UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2020

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01. Other Events.

Esperion Therapeutics, Inc. (the “Company”) previously announced that on February 21, 2020, the U.S. Food and Drug Administration (“FDA”) approved NEXLETOL™ (bempedoic acid) tablet as an adjunct to diet and maximally tolerated statin therapy for the treatment of adults with heterozygous familial hypercholesterolemia or established atherosclerotic cardiovascular disease who require additional lowering of LDL-C, and on February 26, 2020, the FDA approved NEXLIZET™ (bempedoic acid and ezetimibe) tablet as an adjunct to diet and maximally tolerated statin therapy for the treatment of adults with heterozygous familial hypercholesterolemia or established atherosclerotic cardiovascular disease who require additional lowering of LDL-C. The effect of NEXLETOL and NEXLIZET on cardiovascular morbidity and mortality has not been determined.

Also, the Company announced in February 2020 that NEXLETOL will be commercially available for U.S. patients on March 30, 2020, and NEXLIZET will be commercially available for U.S. patients in July 2020. Both NEXLETOL and NEXLIZET will be available by prescription only.

On January 31, 2020, the Company announced that the Committee for Medicinal Products for Human Use (“CHMP”) of the European Medicines Agency (“EMA”) adopted a positive opinion for the Marketing Authorisation Applications (“MAAs”) of both the bempedoic acid and bempedoic acid / ezetimibe combination tablets, recommending approval for the treatment of hypercholesterolemia and mixed dyslipidemia. The two MAAs will be applicable to all 28 European Union member states plus the United Kingdom, Iceland, Norway and Liechtenstein.

On April 6, 2020, the Company issued press releases announcing that that the European Commission approved NILEMDO™ (bempedoic acid) tablet and NUSTENDI™ (bempedoic acid and ezetimibe) tablet for the treatment of hypercholesterolemia and mixed dyslipidemia. Copies of the Press Releases are furnished herewith as Exhibit 99.1 and Exhibit 99.2.

On March 30, 2020, the Company issued a press release announcing the commercial launch of NEXLETOL. A copy of the Press Release is furnished herewith as Exhibit 99.3.

The Company is supplementing the risk factors previously included in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020, to add the following new risk factor under the section entitled “Risks Related to our Business and the Clinical Development and Commercialization of our Product Candidates”:

The outbreak of the novel strain of coronavirus, SARS-CoV-2, or similar public health crises, could have a material adverse impact on our business, financial condition and results of operations, including our commercial launch of NEXLETOL, our intended commercial launch of NEXLIZET, and operations and sales in general.

In December 2019, a novel strain of coronavirus, SARS-CoV-2, which causes coronavirus disease 2019 (COVID-19), surfaced in Wuhan, China. Since then, SARS-CoV-2 and COVID-19 have spread to multiple countries, including the United States. The COVID-19 pandemic is evolving, and to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health safety measures. In response to the spread of SARS-CoV-2 and COVID-19, our commercial and medical organizations have suspended personal interactions with physicians and customers and will be conducting activities virtually.

As a result of the COVID-19 outbreak, or similar pandemics, we may experience disruptions that could severely impact our business, including our clinical development and commercialization plans for the bempedoic acid and bempedoic acid / ezetimibe fixed dose combination tablets. As a result of the current pandemic, or future pandemics, we may not be able to meet expectations with respect to NEXLETOL and NEXLIZET sales or attain or maintain profitability and positive cash-flow from operations. Our ongoing clinical studies for bempedoic acid tablet and the timing for the review and approval of expanded indications for their effect on cardiovascular events may be impacted as well. Business interruptions from the current or future pandemics may also adversely impact the third parties we solely rely on to sufficiently manufacture NEXLETOL and NEXLIZET and to produce our product candidates in quantities we require, which may impair the commercialization of NEXLETOL and NEXLIZET and our research and development activities.

Some factors from the COVID-19 outbreak that may delay or otherwise adversely affect our business generally, and the third parties which we rely upon, include business disruptions caused by potential workplace, laboratory and office closures and an increased reliance on employees working from home, disruptions to or delays in ongoing laboratory experiments and operations, staffing shortages, travel limitations or mass transit disruptions, any of which could adversely impact our business operations or delay necessary interactions with local regulators, ethics committees and other important agencies and contractors.

The COVID-19 outbreak continues to rapidly evolve. The extent to which the outbreak impacts our business, including our commercial results and clinical trials will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and actions to contain the outbreak or treat its impact, such as social distancing and quarantines or lock-downs in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

Please also refer to the complete Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2020 for additional risks and uncertainties facing the Company that may have a material adverse effect on the Company’s business prospects, financial condition and results of operations.

Cautionary Note on Future Updates

The statements contained and incorporated herein reflect the Company’s current views with respect to future events, which may change significantly as the global consequences of the COVID-19 pandemic rapidly develop. Accordingly, the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on April 6, 2020, furnished herewith.
99.2	Press Release issued by the Company on April 6, 2020, furnished herewith.
99.3	Press Release issued by the Company on March 30, 2020, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	Esperion Therapeutics, Inc.

	By:	/s/ Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer

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